Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Cassandra Dump

(619) 971-1887

cassy@pascalecommunications.com

Investor Contact:

Sheree Aronson

VP, Investor Relations

(949) 367-9600 ext 371

saronson@glaukos.com

GLAUKOS CORPORATION PROMOTES CHRIS M. CALCATERRA TO CHIEF OPERATING OFFICER

San Clemente, CA — February 1, 2017 — Glaukos  Corporation (NYSE: GKOS), an ophthalmic medical technology company focused on the development and commercialization of breakthrough products and procedures designed to transform the treatment of glaucoma, today announced that Chris M. Calcaterra has been named Chief Operating Officer, effective immediately.

Mr. Calcaterra joined Glaukos in 2008 and has served as its Chief Commercial Officer since that time.  With his promotion to Chief Operating Officer, Mr. Calcaterra will continue to lead the company’s global sales, marketing and reimbursement functions, while adding oversight of manufacturing operations, facilities management and clinical recruiting to his management responsibilities.

Mr. Calcaterra has more than 25 years of experience in the ophthalmic medical technology industry.  Prior to joining Glaukos, he was a senior vice president responsible for the cataract business at Advanced Medical Optics, Inc. (AMO), which was acquired by Abbott Laboratories in 2009.  He previously held increasingly responsible leadership positions in a variety of sales and marketing roles at AMO, as well as AMO’s predecessor surgical division business at Allergan, Inc.

“Chris has been instrumental in the growth and development of Glaukos since joining our management team nearly nine years ago and I am confident that he will continue to play an integral role in our success in the newly created Chief Operating Officer position,” said Thomas Burns, Glaukos President and Chief Executive Officer.  “His sales and marketing prowess, thoughtful leadership, sound judgement, competitive spirit and stellar reputation across the ophthalmic professional community and industry make him an ideal individual for this expanded leadership responsibility.  On behalf of the entire Glaukos organization, I am pleased to offer Chris this promotion and our congratulations and full support.”

Mr. Calcaterra holds a bachelor’s degree from Miami University and a master’s in business administration from Xavier University.

About Glaukos

Glaukos (www.glaukos.com) is an ophthalmic medical technology company focused on the development and commercialization of breakthrough products and procedures designed to transform the treatment of glaucoma, one of the world’s leading causes of blindness.  The company pioneered Micro-Invasive Glaucoma Surgery, or MIGS, to revolutionize the traditional glaucoma treatment and management paradigm.  Glaukos launched the iStent®, its first MIGS device, in the United States in July 2012 and is leveraging its platform technology to build a comprehensive and proprietary portfolio of micro-scale injectable therapies designed to address the complete range of glaucoma disease states and progression.  The company believes the iStent, measuring 1.0 mm long and 0.33 mm wide, is the smallest medical device ever approved by the FDA.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements.  Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this press release.  These potential risks and uncertainties include, without limitations, our ability to continue to pioneer the worldwide development and expansion of MIGs and products for the treatment of glaucoma.  These risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov.  In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com.  All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements.  You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof.  We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

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